UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2018

Hercules Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	814-00702	74-3113410
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Hamilton Ave., Suite 310 Palo Alto, CA	94301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 289-3060

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07

On June 28, 2018, Hercules Capital, Inc., a Maryland corporation, (the “Company”), held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). As of May 21, 2018, the record date for the Annual Meeting, 86,509,515 shares of the Company’s common stock were outstanding and entitled to vote. The following matters were submitted at the Annual Meeting, including any adjournments thereof, to the stockholders for consideration to:

1.	Elect two directors who will serve for the terms specified, or until their successor is elected and qualified: Brad Koenig and Thomas J. Fallon for a term expiring 2021.

2.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

3.	Approve the amendment and restatement of the Hercules Capital, Inc. Amended and Restated 2004 Equity Incentive Plan.

4.	Approve the Hercules Capital, Inc. 2018 Non-Employee Director Plan

5.	Ratify the selection of PricewaterhouseCoopers LLP to serve as our independent public accounting firm for the year ending December 31, 2018.

Brad Koenig and Thomas J. Fallon were each elected to serve as a director for the term specified above, or until their successor is elected and qualified, and proposals 2, 3, 4 and 5 were approved by the Company’s stockholders. The detailed voting results of the shares voted with regards to each of these matters are as follows:

1.	Election of Directors.

	For	Withhold
Brad Koenig	37,591,268	1,082,783
Thomas J. Fallon	23,507,900	15,166,151

Continuing directors are as follows: Manuel A. Henriquez, Joseph F. Hoffman, Robert P. Badavas, Doreen Woo Ho and Jorge Titinger.

2.	Approve, on an advisory basis, the compensation of the Company’s named executive officers.

For	Against	Abstain
34,817,477	2,482,230	1,374,344

The Company’s named executive officer compensation was approved.

3.	Approve the amendment and restatement of the Hercules Capital, Inc. Amended and Restated 2004 Equity Incentive Plan.

For	Against	Abstain
35,252,196	2,157,232	1,264,623

The Company’s Amended and Restated 2004 Equity Incentive Plan was approved.

4.	Approve the Hercules Capital, Inc. 2018 Non-Employee Director Plan.

For	Against	Abstain
35,753,943	1,624,853	1,295,255

The Company’s 2018 Non-Employee Director Plan was approved.

5.	Ratification of the selection of PricewaterhouseCoopers LLP to serve as our independent public accounting firm.

For	Against	Abstain
75,752,680	1,032,892	539,694

The appointment of PricewaterhouseCoopers was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES CAPITAL, INC.

June 29, 2018	By:	/s/ Melanie Grace
Melanie Grace
General Counsel and Secretary